UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: March 19, 2007
CenterStaging Corp.
(Exact name of Registrant as specified in its Charter)

Delaware
(State or other Jurisdiction of Incorporation)

333-87968	45-0476087
(Commission File Number)	(I.R.S. Employer Identification Number)

3407 Winona Avenue
Burbank, California	91504
(Address of Principal Executive Offices)	(Zip Code)

818-559-4333
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 19, 2007, CenterStaging Corp. (the “Company”) entered into an agreement (the (“Agreement”) with Montage Partners III, LLC (“Montage”) to amend the terms of certain securities issued to Montage pursuant to a Securities Purchase Agreement dated December 12, 2005. Pursuant to the Agreement, the following documents dated December 12, 2005 were amended and restated: (1) Secured Debenture in the principal amount of $500,000 (the “Debenture”); (2) Warrant to purchase up to 380,000 shares of the Company’s common stock (the “Warrant”); and (3) Registration Rights Agreement. A copy of the Agreement and the amended and restated Debenture, Warrant and Registration Rights Agreement are filed as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively, and the following summary is qualified in its entirety by reference to such agreements, which are incorporated herein.

Pursuant to the Agreements:

•	The Debenture was amended to increase the interest rate from 6% to 8% per annum effective as of July 1, 2006 and to reduce the conversion price from $1.50 to $1.00 per share

•
Montage agreed to forbear from issuing a notice of default and seeking default remedies pursuant to Debenture until July 31, 2007, provided that the Company is in compliance with the Transaction Agreements

•	The Company issued to Montage 75,000 shares of the Company’s common stock

•	The Company paid Montage a fee of $20,000 and agreed to pay an additional $30,000 no later than April 9, 2007

•	Montage agreed to eliminate its demand registration rights and waived all penalties that had accrued under the original Registration Rights Agreement (approximately $110,000)

•	The Warrant was amended to reduce the exercise price from $1.60 to $1.10 per share and to extend the expiration date to December 12, 2010

•
The Company granted piggyback registration rights to Montage for the Company’s common stock to be issued upon conversion of the amended and restated Debenture and upon exercise of the amended and restated Warrants and the 75,000 shares of the Company’s common stock issued to Montage Pursuant to the Agreement

Item 3.02 Unregistered Sales of Equity Securities

As described in more detail in Item 1.01 of this Report on Form 8-K, on March 19, 2007, (i) the Company modified the terms of the Debenture pursuant to the Amended and Restated Secured Debenture, and (ii) the Company issued 75,000 shares of the Company’s common stock pursuant to the agreement dated March 19, 2007. The issuance of the shares of common stock described in the preceding sentence is exempt from registration under the Securities Act of 1933 by reason of the exemption provided by Section 4(2) of the Securities Act of 1933 for a transaction not involving a public offering.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

10.1	Agreement dated as of March 19, 2007, between CenterStaging Corp. and Montage Partners III, LLC.

10.2	Amended and Restated Secured Debenture dated March 19, 2007, in the original principal amount of $500,000, issued by CenterStaging Corp. in favor of Montage Partners III, LLC.

10.3	Amended and Restated Warrants dated March 19, 2007, issued by CenterStaging Corp. to Montage Partners III, LLC, to purchase 380,000 shares of common stock.

10.4	Amended and Restated Registration Rights Agreement dated as of March 19, 2007 between CenterStaging Corp. and Montage Partners III, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERSTAGING CORP.

Date: March 22, 2007	By:	/s/ Howard Livingston
Howard Livingston, Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Agreement dated as of March 19, 2007, between CenterStaging Corp. and Montage Partners III, LLC.

10.2	Amended and Restated Secured Debenture dated March 19, 2007, in the original principal amount of $500,000, issued by CenterStaging Corp. in favor of Montage Partners III, LLC.

10.3	Amended and Restated Warrants dated March 19, 2007, issued by CenterStaging Corp. to Montage Partners III, LLC, to purchase 380,000 shares of common stock.

10.4	Amended and Restated Registration Rights Agreement dated as of March 19, 2007 between CenterStaging Corp. and Montage Partners III, LLC.